                            SCHEDULE 14A INFORMATION
                   PROXY STATEMENT PURSUANT TO SECTION 14(a) OF
            THE SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO.    )

    Filed by the Registrant /X/
    Filed by a party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / / Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                              CHINA PACIFIC, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(4)
     and 0-11

    (1) Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------
    (2) Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11. (Set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------
    (4) Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------
    (5) Total fee paid:

        ------------------------------------------------------------------------

/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

        ------------------------------------------------------------------------
    (2) Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------
    (3) Filing Party:

        ------------------------------------------------------------------------
    (4) Date Filed:

        ------------------------------------------------------------------------

                                CHINA PACIFIC, INC.

                       CHENGDU IRON & STEEL OFFICE BUILDING,
                               QINGBAIJIANG DISTRICT,
                             CHENGDU, SICHUAN PROVINCE,
                           THE PEOPLE'S REPUBLIC OF CHINA

                      NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                      TO BE HELD WEDNESDAY, NOVEMBER 11, 1998

To the Shareholders of China Pacific, Inc.:

     An Annual Meeting of Shareholders of China Pacific, Inc. (the "Company") will be held at the Meeting Room on the Third Floor of Xi Yuan Hotel, Southern Sector of Guihua Street, Guanghan, Chengdu, Sichuan Province, The People's Republic of China at 10:00 a.m., on Wednesday, November 11, 1998 for the following purposes:

     1. To elect four directors of the Company to hold office until the next annual meeting of shareholders or until their successors are duly elected and qualified.

     2. To consider a proposal to ratify the appointment of Arthur Andersen & Co. SC as the Company's independent certifying accountants.

     3.   To approve the Company's 1998 Stock Option Plan.

     4. To transact such other business as may properly come before the meeting or any adjournment thereof.

     These items of business are more fully described in the Proxy Statement accompanying this notice. Only shareholders of record at the close of business on September 24, 1998 are entitled to notice of, and to vote at, the meeting and any adjournment thereof.

     You are cordially invited to attend the meeting. Whether or not you are planning to attend the meeting, you are urged to complete, date and sign the enclosed proxy card and return it promptly.

     YOUR VOTE IS IMPORTANT! PLEASE PROMPTLY MARK, DATE, SIGN AND RETURN YOUR PROXY IN THE ENCLOSED ENVELOPE. IF YOU ARE ABLE TO ATTEND THE MEETING AND WISH TO VOTE YOUR SHARES PERSONALLY, YOU MAY DO SO AT ANY TIME BEFORE THE PROXY IS VOTED.


                              By Order of the Board of Directors

                              Albert Choi
                              Secretary

October 20, 1998

                                CHINA PACIFIC, INC.

                       CHENGDU IRON & STEEL OFFICE BUILDING,
                              QINGBAIJIANG DISTRICT,
                             CHENGDU, SICHUAN PROVINCE,
                           THE PEOPLE'S REPUBLIC OF CHINA

                                    ____________


                                  PROXY STATEMENT
                                        FOR
                           ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD NOVEMBER 11, 1998
                                   _____________

                                    INTRODUCTION

     The enclosed proxy is solicited on behalf of the Board of Directors of China Pacific, Inc. (the "Company") for use at the 1998 Annual Meeting of the Shareholders of the Company and at any adjournment thereof (the "Annual Meeting"). The Annual Meeting is scheduled to be held at the Meeting Room on the Third Floor of Xi Yuan Hotel, Southern Sector of Guihua Street, Guanghan, Chengdu, Sichuan Province, The People's Republic of China, on Wednesday, November 11, 1998 at 10:00 a.m. local time. This Proxy Statement and the accompanying proxy card will first be sent to shareholders on or about October 20, 1998.

VOTING AND SOLICITATION

     Only shareholders of record at the close of business on September 24, 1998 (the "Record Date") are entitled to notice of, and to vote at, the Annual Meeting. At the close of business on the Record Date, 9,031,311 shares of the Company's common stock, $.001 par value (the "Common Stock"), were outstanding. Holders of Common Stock are entitled to one vote for each share of Common Stock held. As a result of the Company's recent 1 for 5 reverse stock split, which was effective September 28, 1998, the number of shares of Common Stock outstanding was reduced from 9,031,311 to approximately 1,806,236.

     The cost of soliciting proxies will be borne by the Company. Proxies may also be solicited by certain of the Company's directors, officers and employees, without additional compensation, personally or by telephone, facsimile or letter.

INCOMPLETE PROXIES AND REVOCATION OF PROXIES

     The shares represented by any proxy in the enclosed form, if such proxy is properly executed and is received by the Company prior to or at the Annual Meeting prior to the closing of the polls, will be voted in accordance with the specifications made thereon. Properly executed proxies so received and on which no specification has been made by the shareholder will be voted FOR the election to the Board of Directors of the nominees of the Board of Directors named herein, FOR the ratification of the appointment of the designed independent accountants, FOR approval of the 1998 Stock Option Plan, and as the proxy holders deem advisable on other matters that may come before the Annual Meeting.

     Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use by delivering to the Company a written notice of revocation or a duly executed proxy bearing a later date or time, or by attending the Annual Meeting and voting in person.

QUORUM, ABSTENTIONS AND BROKER NON-VOTES

     The presence at the Annual Meeting, in person or by proxy, of the holders of a majority of the outstanding shares of Common Stock entitled to vote at the Annual Meeting is necessary to constitute a quorum.

     Directors will be elected by a plurality of votes cast at the Annual Meeting. Each of the other matters scheduled to come before the Annual Meeting requires the approval of a majority of the votes cast at the Annual Meeting. A stockholder who abstains from voting on any or all matters will be deemed present at the Annual Meeting for quorum purposes, but will not be deemed to have voted on the particular matter (or matters) as to which the stockholder has abstained. Similarly, in the event a nominee (such as a brokerage firm) holding shares for beneficial owners votes on certain matters pursuant to discretionary authority or instructions from beneficial owners, but with respect to one or more other matters does not receive instructions from beneficial owners and/or does not exercise discretionary authority (a so-called "broker non-vote"), the shares held by the nominee will be deemed present at the meeting for quorum purposes but will not be deemed to have voted on such other matters. Therefore, abstentions and broker non-votes will have no effect upon the election of directors or any other matter.

DEADLINE FOR RECEIPT OF SHAREHOLDER PROPOSALS

     Proposals of shareholders of the Company which are intended to be presented by such shareholders at next year's annual meeting must be received by the Company at its principal executive offices no later than February 6, 1999 in order that they may be included in the proxy statement and form of proxy relating to the 1999 annual meeting.


                                     PROPOSAL 1

                               ELECTION OF DIRECTORS

     Four directors are to be elected to serve until the next annual meeting of shareholders and until their respective successors are elected and qualified. The Board of Directors has nominated the four persons specified in the table below to serve as directors (the "Nominees"). Each of the Nominees is currently serving as a director of the Company (Clement Shiu-Tong Mak, Yuk-Ching Cheng, Pak-Hoo Kwan, Guo-Liang Zhang, Xin-Min Zhang and Samuel Olenick resigned as a director on June 30, July 24, May 25, July 24, March 1, and July 24, 1998, respectively. Mr. Thomas Long-Tin Tong and Jian-Sheng Tan were appointed as directors in September and March 1996 respectively, and Chun-Hing Lo and Xin-Chuan Huang were appointed as directors in July 1998). In addition, Mr. Tong was appointed Acting President after the purchase of 36.19% of the outstanding shares of the Company's Common Stock by Great China Industries Limited, a British Virgin Islands corporation which is wholly owned by Mr. Tong. SEE "Significant Acquisition of the Company's Common Stock."

     If any Nominee is unable or unwilling to serve as a director, proxies may be voted for substitute nominees designated by the Board of Directors, or for such lesser number of directors in accordance with the Company's Bylaws. The Board of Directors has no reason to believe that any Nominee will be unable or unwilling to serve as a director if elected. Directors shall be elected from those persons duly nominated for such positions by a plurality of the votes actually cast by shareholders entitled to vote at the Annual Meeting who are present in person or by proxy. Any vacancy occurring between shareholders' meetings, including vacancies resulting from an increase in the number of directors, may be filled by the Board of Directors. A director elected to fill a vacancy shall hold office until the next annual shareholders' meeting.

INFORMATION REGARDING NOMINEES

     Information with respect to each Nominee as of the Record Date is set forth below. The information as to age, principal occupation and directorships held has been furnished by each such Nominee.

                                                                                          Served as Director
Name and Age               Principal Occupation (1)                                       Continuously Since
------------               ------------------------                                       ------------------
Thomas Long-Tin Tong (33)  Acting President, Chief Financial Officer, and Director               1996
                           (Principal Executive and Financial and Accounting Officer)

Chun-Hing Lo (43)          Chief Operating Officer and Director                                  1998

Xin-Chuan Huang (48)       Director                                                              1998

Jian-Sheng Tan (39)        General Manager of the China Construction Bank-Guangdong              1996
                           Branch, International Division


(1) Unless indicated otherwise in the table or in the section captioned "Information Regarding Nominees," the individuals named in the table have held their positions for more than five years.

     The following is a biographical summary of the business experience of the Nominees.

     Thomas Long-Tin Tong. Mr. Tong has served as Financial Controller of the Company since 1994 and as Chief Financial Officer and director of the Company since 1996. On September 14, 1998, Mr. Tong was appointed as Acting President of the Company. SEE "Significant Acquisition of the Company's Common Stock." Prior to joining the Company, Mr. Tong served as an audit supervisor for Ho and Ho & Co., a certified public accounting firm in Hong Kong, from 1988 to 1994.

     Chun-Hing Lo. Mr. Lo, currently serving as Vice-General Manager and director of Chengdu Chengkang Iron and Steel Company Limited ("Chengdu Steel"), was promoted to Chief Operating Officer of the Company in July 1998. He joined the Company in 1997 and has held positions of increasing responsibility at Chengdu Steel. Before joining the Company, he was a management consultant in 1997 for Shanghai Esthepia Co., Ltd., a Sino-Hong Kong joint venture company engaged in plywood manufacturing in Shanghai, The People's Republic of China, and an Assistant to Chairman for Shiny International Group, a printing concern located in The People's Republic of China, from 1994 to 1996.

     Xin-Chuan Huang. Prior to his appointment as a director of the Company, from 1995 to 1997, Mr. Huang was the executive director and legal representative of both China Treasure Property Development Company and China Treasure Industrial Enterprises, which are each sub-subsidiaries of Open View Properties Ltd. From 1993 to 1994, Mr. Huang was an officer for Hui Yan Development Co., Ltd., a property development company. Upon his acceptance of appointment as a director of the Company, Mr. Huang resigned his position as executive director and legal representative of China Treasure Property Development Company and China Treasure Industrial Enterprises.

     Jian-Sheng Tan. Mr. Tan has served as a director of the Company since 1996. From 1989 to 1994, Mr. Tan served as Department Head of the International Division of the China Construction Bank-Guangdong Branch, and has served as General Manager for the same company since 1994. Since September 14, 1998, the China Construction Bank-Guangdong Branch has not held any shares of the Company's Common Stock.

INFORMATION REGARDING EXECUTIVE OFFICERS

     The following tables sets forth the names, ages and offices of the present executive officers of the Company who are not directors. The periods during which such persons have served in such capacities are indicated in the description of business experience of such persons below. Information with respect to executive officers of the Company who are also directors is set forth above. SEE "Information Regarding Nominees."


     Name                         Age       Position
     ----                         ---       --------
     Albert Choi                  39        Secretary

     Albert Choi joined the Company in 1996 as a Manager in the Company's United States office. Since 1998, Mr. Choi has served in the United States as Vice President of Kiu Yin Investment Inc., a California corporation. Before joining the Company, Mr. Choi served in the United States from 1994 to 1996 as a representative of Express Office Automation Co., Limited., a Hong Kong-based company.

     There are no family relationships among any of the directors or executive officers of the Company.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR THE ELECTION OF ALL NOMINEES NAMED ABOVE TO THE BOARD OF DIRECTORS.

COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT

     Under the securities laws of the United States, the Company's directors, its executive officers, and any persons holding more than ten percent of the Company's Common Stock are required to report their initial ownership of the Company's Common Stock and any subsequent changes in that ownership to the Securities and Exchange Commission. Specific due dates for these reports have been established and the Company is required to disclose in this Report any failure to file by these dates during 1997.

     Clement Shiu Tong Mak, who is no longer associated with the Company, but who was formerly the Company's President, Chief Executive Officer, and director, as well as a beneficial owner of in excess of 10% of the Company's Common Stock, did not, to the Company's knowledge, make the filings discussed herein during the fiscal year ended December 31, 1997. Yuk-Ching Cheng, Pak-Hoo Kwan, Guo-Liang Zhang, Xin-Min Zhang, and Samuel Olenick, who are no longer associated with the Company, but each of whom formerly served as a director of the Company, did not, to the Company's knowledge, make the filings discussed herein during the fiscal year ended December 31, 1997.

     Thomas Long-Tin Tong and Jian-Sheng Tan, who presently serve as directors of the Company, were late in making the filings discussed herein for the fiscal year ended December 31, 1997.

COMMITTEES AND ATTENDANCE OF THE BOARD OF DIRECTORS

     The Company presently maintains an Audit Committee of its Board of Directors and does not maintain either a standing Compensation or Nominating Committee. The Company intends to evaluate the creation of a standing Compensation Committee at such time as the Board deems appropriate.

     Currently, the Audit Committee consists of Chun-Hing Lo, Jian-Sheng Tan and Xin-Chuan Huang. This committee consults with the Company's auditors concerning their auditing plan, the results of their audit, the appropriateness of accounting principles utilized by the Company and the adequacy of the Company's general accounting controls. This committee met twice during 1998.

     During the year ended December 31, 1997, the Board of Directors held 14 formal meetings. With the exception of Messrs. Jian-Sheng Tan, Guo-Liang Zhang, and Xin Min-Zhang, each director (during the period in which each such director served) attended at least 75% of the meetings of the Board of Directors.

EXECUTIVE COMPENSATION AND OTHER MATTERS

     The following table sets forth information concerning cash and non-cash compensation paid or accrued for services in all capacities to the Company during the fiscal year ended December 31, 1997 of the Chief Executive Officer and each of the next four most highly compensated executive officers of the Company whose compensation exceeded $100,000 (the "Named Officers"). Except for the Chief Executive Officer, the compensation of each of the Company's other executive officers did not exceed $100,000.

                                                                    Annual Compensation                    Long Term Compensation
                                                                    -------------------                    ----------------------
                                                                                   Other Annual
Name and Principal Position                   Year     Salary ($)   Bonus ($)    Compensation ($)            Stock Options($)
---------------------------                   ----     ----------   ---------    ----------------            ----------------
Clement Mak Shiu Tong                         1997      336,352          -             - (1)                        -

President, Chief Executive Officer            1996      316,947          -             - (1)                        -
  and Chairman until June 30,1998
                                              1995      194,069          -             - (1)                        -


     (1) Although the Company's executive officers receive certain perquisites such as auto allowances and Company-provided life insurance, the value of such perquisites did not exceed the lesser of $50,000 or 10% of the officer's salary.


BOARD REPORT ON EXECUTIVE COMPENSATION

     The Board of Directors, after taking into consideration the compensation of persons in similar positions in comparable companies, set the compensation of the Company's Chief Executive Officer during the fiscal year ended December 31, 1997, Mr. Clement Shiu-Tong Mak. Each member of the Board of Directors participated in determining such compensation. The Chief Executive Officer's compensation was not directly tied to the performance of the Company. During the fiscal year ended December 31, 1997, Mr. Mak was responsible for determining the compensation of the Company's other executive officers. The Board of Directors notes that Mr. Mak is no longer employed by the Company.

                    The Board of Directors
                    ----------------------
                    Thomas Long-Tin Tong
                    Chun-Hing Lo
                    Xin-Chuan Huang
                    Jian-Sheng Tan

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     As noted above, the Company does not have a standing Compensation Committee. However, Mr. Clement Shiu-Tong Mak, who served as President, Chief Executive Officer, and Chairman of the Company during the fiscal year ended December 31, 1997, and who, in that capacity, participated in deliberation of the Board of Directors concerning executive officer compensation, currently serves as the Chairman of the Board of CCT Telecom Holdings Ltd., and is a member of the Board of Directors of CCT Telecom Holdings Ltd. and that Board's compensation committee. During the fiscal year ended December 31, 1997, Mr. Pak-Hoo Kwan served as a director of the Company and as managing director of CTT Telecom Holdings Ltd. Neither Mr. Mak nor Mr. Kwan hold positions with the Company at this time.

COMPENSATION OF DIRECTORS

     The Company reimburses each director for all expenses of attending board meetings. Otherwise, no compensation of any nature is paid to non-employee directors, and no compensation is paid to employee directors for their service as directors.

EMPLOYMENT CONTRACTS

     The Company has no employment agreements with any of its employees and has no arrangements of any nature which would result in payments to officers or other persons as a result of any termination of employment or change in control of the Company.

BENEFICIAL OWNERS OF COMMON STOCK

     The following table is furnished as of the Record Date, to indicate beneficial ownership of shares of the Company's Common Stock by (1) each shareholder of the Company who is known by the Company to be a beneficial owner of more than 5% of the Company's Common Stock, (2) each director, nominee for director and Named Officer of the Company, individually, and (3) all officers and directors of the Company as a group. The information in the following table was provided by such persons.

                                                                             Amount and Nature of
Name and Address of Beneficial Owner                                      Beneficial Ownership (1) (2)    Percent of Class (2) (3)
------------------------------------                                      ----------------------------    ------------------------
Great China Industries Limited                                                   3,271,429                         36.19%
     17C, Unionway Commercial Center
     283 Queen's Road Central, Hong Kong

Chun-Hing Lo                                                                          -0-                           0.0%

Thomas Long-Tin Tong                                                             3,271,429 (2)                     36.19%
     Flat C, 12/F, Block 5, Hanford Garden
     333 Castle Peak Bay, NT, Hong Kong

Xin-Chuan Huang                                                                       -0-                           0.0%

Jian-Sheng Tan                                                                        -0-                           0.0%

ALL EXECUTIVE OFFICERS AND DIRECTORS AS A GROUP (5 PERSONS)                      3,271,429 (2)                     36.19%


(1) The persons named in the table have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them, subject to community property laws, where applicable, and the information contained in the footnotes to the table.

(1) All shares of Common Stock indicated as being held by Mr. Tong are held of record by Great China Industries Limited ("Great China Industries"), a British Virgin Islands corporation. Mr. Tong is the sole shareholder of Great China Industries.

(3) Based on 9,031,311 total outstanding shares of Common Stock on the Record Date. As a result of the Company's recent 1 for 5 reverse stock split, which was effective September 28, 1998, there are now approximately 1,806,236 shares of Common Stock outstanding.

SIGNIFICANT ACQUISITION OF THE COMPANY'S COMMON STOCK

     On September 14, 1998, Great China Industries Limited, a British Virgin Islands corporation ("Great China Industries"), purchased 3,271,429 shares of the Company's Common Stock, representing 36.19% of the Company's outstanding voting securities, from C.P. Investment Limited, a British Virgin Islands corporation ("C.P. Investment"), for US$0.2761 per share, or a total of US$903,225.81 (the "Purchase Price"). After the Company's recent 1 for 5 reverse stock split, which was effective September 28, 1998, this is equivalent to 654,286 post-reverse split shares of the Company's Common Stock.

     Mr. Thomas Tong, who is currently the Company's Acting President and Chief Financial Officer and a director of the Company, is the sole shareholder of Great China Industries.

     C.P. Investment is a wholly-owned subsidiary of China Pacific Investment Holdings Ltd. ("China Pacific"). China Pacific is owned 51% by Kiu Yin Investment Co., Ltd., a company controlled by a discretionary trust established for the benefit of the family of Clement Shui-Tong Mak, formerly the President, Chief Executive Officer, and Chairman of the Company. The remaining 49% interest in China Pacific is owned by Guangdong Construction (BVI) Co., Ltd., which is, in turn, wholly owned by the China Construction Bank-Guangdong Branch. SEE "Certain Relationships and Related Transactions."

     The Purchase Price is to be paid with HK$700,000 (equivalent to US$90,332.58) in cash, which was delivered to C.P. Investment on the closing date of the transaction, September 14, 1998, with the remainder to be paid in a lump sum of HK$6,300,000 (equivalent to US$812,893.23) which is to be delivered one month after the closing date. The source of these funds is a two-year term loan, repayable at maturity, with interest at eight percent per annum, from Chengdu Row International Limited, a British Virgin Islands corporation.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     On December 29, 1995, the Company entered into an agreement with Open View Properties Ltd. ("Open View Properties"), which is controlled by The People's Government of Huiyang City, whereby the Company's then 51%-owned subsidiary, China Pacific Construction (BVI) Limited ("CPCT"), sold its entire interest in each of its Project Subsidiaries and along therewith, its entire interest in Sun City (the "Sun City Sale"). As consideration for the Company's interest in the Sun City development, Open View Properties delivered a series of three year 8% promissory notes in the amount of US$16.2 million, representing a return of CPCT's original capital contributions and loans to the Project Subsidiaries plus a fee for services to be provided of US$4.1 million. Additionally, the Company was granted a five year option to develop and market 5 million square meters of land surrounding Sun City at a price of Rmb100 (US$12) per square meter and a five year option to repurchase the Company's interest in Sun City at a cost plus a 10% premium per year. In conjunction with the Sun City Sale, The People's Government of Huiyang City obtained a 50% interest in CPTC, with the Company owning the remaining 50%.

     As of December 31, 1997, the Company had receivables from Open View Properties of approximately Rmb33.7 million and an investment of approximately Rmb59 million in CPCT, whose primary asset consists of the three 8% promissory notes discussed above. The promissory notes and receivables are due for settlement in December 1998, and it is unclear whether Open View Properties and its related companies have the cash resources necessary to pay these obligations to the Company and to CPCT on the due date.

     During 1997, Mr. Xin-Chuan Huang, a member of the Company's Board of Directors and a Nominee, was the executive director and legal representative of both China Treasure Property Development Company and China Treasure Industrial Enterprises, which are subsidiaries of Open View Properties. Upon his appointment in 1998 as a director of the Company, Mr. Huang resigned from his positions with China Treasure Property Development Company and China Treasure Industrial Enterprises.

     During 1995, China Treasure Holding (an affiliate of the Company since the date of the Sun City Sale because Mr. Clement Mak, formerly Chief Executive Officer, director and shareholder of the Company, holds an indirect ownership interest of 51% in China Treasure Holding) loaned US$12 million to the Company's subsidiary,

China Pacific Steel Limited ("CPS"), in the form of a non-interest bearing promissory note which is secured by the stock of CPS. China Treasure Holding also loaned US$1.3 million to the Company and its subsidiaries at a commercial interest rate of 9% per annum. There is no balance remaining on these two loans. As of December 31, 1997, C.P. Investment (which had record ownership of 36.19% of the Company's Common Stock as of that date) had outstanding a non-interest bearing loan of US$163,000 to the Company.

     C.P. Investment held 3,271,429 shares of Common Stock as of December 31, 1997. C.P. Investment is wholly owned by China Pacific Investment Holdings, which is 51% owned by Kiu Yin Investment Co., Ltd., a company controlled by a discretionary trust established for the benefit of the family of Clement Mak, the Company's Chairman and President, and 49% owned by Guangdong Construction (B.V.I.) Co., Ltd., which is wholly owned by The China Construction Bank-Guangdong Branch. During 1997, Mr. Jian-Sheng Tan, a member of the Company's Board of Directors and a Nominee, was the General Manager of the China Construction Bank - Guangdong Branch. Mr. Tan continues to hold that position.

     On September 14, 1998, Great China Industries Limited, a Britsh Virgin Islands corporation which is wholly owned by Mr. Thomas Long-Tin Tong, acquired 3,271,429 shares of Common Stock held by C.P. Investment. SEE "Significant Acquisition of the Company's Common Stock."

     The Company has no existing corporate policy that prohibits or governs the terms of any of the transactions discussed above.

STOCK PRICE PERFORMANCE GRAPH

     The following graph illustrates a comparison of the cumulative shareholder return (change in stock price plus reinvested dividends) of the Company's Common Stock with the Standard & Poor's Small Cap 600 Index (the "S&P Small Cap Index") and the Dow Jones Unweighted Steel Index (the "Dow Jones Steel Index").
Although Securities and Exchange Commission regulations generally require the graph to cover a five-year period, the graph below covers a 43-month period because the Company's Common Stock has only been traded on the NASDAQ SmallCap Market since approximately June 20, 1995. The comparisons in the graph are required by the Securities and Exchange Commission and are not intended to forecast or to indicate of possible future performance of the Company's Common Stock.


                                      [CHART]


                         6/20/95 / 6/13/95    12/29/95    12/31/96     12/31/97
--------------------------------------------------------------------------------
 China Pacific, Inc.           $100.00         $46.67      $24.17       $7.47

 S&P Small Cap Index           $100.00        $114.74     $137.84     $171.65

 Dow Jones Steel Index         $100.00         $94.41      $80.52      $75.83


     The comparison assumes a $100 investment made on June 20, 1995 (the approximate date the Company's Common Stock was listed on the NASDAQ SmallCap Market) in the Company's Common Stock and on June 13, 1995 in the securities comprising the S&P Small Cap Index and the Dow Jones Steel Index.

                                     PROPOSAL 2

                                INDEPENDENT AUDITORS

     The Board of Directors has selected Arthur Andersen & Co. SC as independent auditors for the year ending December 31, 1998, and recommends that the shareholders vote for ratification of such appointment. In the event of a negative vote on such ratification, the Board of Directors will reconsider its selection.

     Representatives of Arthur Andersen Co. SC are expected to be present at the Annual Meeting, will be afforded an opportunity to make a statement if they desire to do so, and are expected to be available to respond to appropriate inquiries from shareholders.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR RATIFICATION OF THE APPOINTMENT OF ARTHUR ANDERSEN & CO. SC AS INDEPENDENT ACCOUNTANTS FOR THE COMPANY.


                                     PROPOSAL 3

                       APPROVAL OF THE 1998 STOCK OPTION PLAN

DESCRIPTION OF THE PLAN

     The Board of Directors has adopted, subject to shareholder approval, the 1998 Stock Option Plan (the "Plan"). The Plan is intended to encourage ownership of the Company's Common Stock by selected key employees and directors of, and consultants to, the Company and its subsidiaries and affiliates an opportunity to participate in the Company's future by offering them an opportunity to acquire Common Stock so as to attract, retain, and motivate them. Options granted under the Plan (the "Options") shall be "Nonqualified Options," and shall not include "incentive stock options" intended to qualify for treatment pursuant to Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"). The Plan shall be effective on the date that it is approved by the Company's shareholders.

     The Plan permits up to 180,000 shares of Common Stock (after giving effect to the Company's recent 1 for 5 reverse stock split which was effective September 28, 1998) to be issued pursuant to Options granted under the Plan. Shares underlying Options granted under the Plan that are canceled or expire unexercised become available again for grants under the Plan. As of October 12, 1998, the market value of the 180,000 shares of Common Stock proposed to be made available for grants of Options under the Plan is $157,500.

     The Plan will be administered by the Board of Directors or, upon delegation by the Board of Directors, by a committee of the Board of Directors consisting solely of two or more non-employee directors (the "Committee"). The Board of Directors may at any time abolish the committee and revest in itself the administration of the Plan. The Committee shall select the key employees, directors, and consultants to whom options may be granted, determine whether and to what extent options shall be granted under the Plan, determine the number of shares to be covered by each Option granted under the Plan, and determine the terms and conditions of any Option granted under the Plan.

     The exercise price of the Options granted pursuant to the Plan shall, in each case be set by the Committee, but shall be equal to at least 85% of the fair market value of the underlying shares of Common Stock on the date the Option is granted.

     The duration of each Option shall be fixed by the Committee, but no option shall be exercisable more than ten years after the date the Option is granted. The Committee may determine that an Option may be exercised immediately or over a period to be set by the Committee and whether the Option may be exercised in whole or in increments.

     In the event of a "change in control" of the Company, in the discretion of the Board of Directors, acceleration and valuation provisions no more favorable than the following may be applied to outstanding Options: (a) any Options outstanding as of the date a change in control is determined to have occurred and not then exercisable and vested shall become fully exercisable and vested; and (b) the value (net of any exercise price) of all outstanding Options, unless otherwise determined by the Board of Directors at or after the grant and subject to Rule 16b-3, promulgated under the Securities Exchange Act of 1934 (the "Exchange Act"), as amended, shall be cashed out on the basis of the "change in control price," as defined below, as of the date such change in control is determined to have occurred or such other date as the Board of Directors may determine prior to the change in control.

     For purposes of the preceding, a "change of control" means the occurrence of any one of the following: (a) any "person" as such term is used in Sections 13(d) and 14(d) of the Exchange Act (other than the Company, a subsidiary, an affiliate, or a Company employee benefit plan) is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities representing 20% or more of the combined voting power of the Company's then outstanding securities; (b) the solicitation of proxies with respect to the election of any director of the Company where such solicitation for any candidate who is not a candidate proposed by a majority of the Board of Directors in office prior to the time of such election; or (c) the dissolution or liquidation (partial or total) of the Company, or a sale of 30% or more of the Company's assets, any merger or reorganization of the Company whether or not another entity is the survivor, a transaction pursuant to which the holders, as a group, of all shares of the Company's Common Stock prior to the transaction hold, as a group, less than 70% of the shares outstanding after the transaction, or any other event which the Board of Directors determines, in its discretion, would materially alter the structure of the Company or its ownership.

     The "change in control price" means the highest price per share paid in any transaction reported on the National Market System of the National Association of the Securities Dealers, Inc. Automated Quotation System or paid or offered in any bona fide transaction related to a potential or actual change in control of the Company at any time during the preceding 60-day period as determined by the Board of Directors.

     The Board of Directors may amend, alter, or discontinue the Plan or any Option at any time, but no amendment, alteration, or discontinuance may be made which would impair the rights of an optionee under an outstanding Option without the optionee's consent. No amendment, alteration, or discontinuance of the Plan shall require shareholder approval except: (a) an increase in the total number of shares reserved for issuance pursuant to Options under the Plan; (b) to the extent required by applicable laws, rules, or regulations; or (c) to the extent that the Board of Directors otherwise concludes that shareholder approval is advisable.

FEDERAL INCOME TAX CONSEQUENCES

     The following description of federal income tax consequences is based upon current statutes, regulations, and interpretations thereof, and has been prepared under the supervision of Heller, Ehrman, White & McAuliffe. This discussion does not address to what extent, if at all, any provision of the Code may apply to optionees who are not citizens of the United States, and does not address state, local, or foreign tax laws that may apply to such persons.

     Federal income tax consequences associated with stock options are complex and vary depending upon an optionee's individual circumstances. Accordingly, what follows is not a complete description of the federal income tax consequences of the Plan or transactions therewith.

     Under current Treasury Regulations, the nonqualified stock options granted under the Plan do not have readily ascertainable fair market value at the time of grant. Thus, the optionee does not recognize income at the time of grant. The optionee will recognize ordinary income at the time the Option is exercised to the extent that the fair market value of the shares of Common Stock purchased exceeds the exercise price for those shares. The optionee's tax basis for the purchased shares will be their fair market value on the date the Option is exercised, and the holding period for purposes of determining whether capital gain or loss upon sale is long or short-term will begin on the date of purchase.

     If shares acquired by exercise of an Option are acquired by an officer or director of the Company or other person subject to Section 16(b) of the Exchange Act, Section 83 of the Code may delay the time that the optionee has taxable income due to the exercise of the Option and the time that the holding period of the shares of Common Stock begins for long-term capital gain or loss purposes.

     The amount recognized as ordinary income by an optionee who is an employee constitutes "supplemental wages" subject to withholding of federal tax by the Company. The Company may compute the amount to be withheld in accordance with either of two methods: (1) using a flat 28 percent rate without allowance for the optionee's withholding exemptions; or (2) treating the amount of ordinary income as regular wages either for the payroll period in which the ordinary income was recognized or for the last preceding payroll period. As with other wages, the Company may deduct the amount of "supplemental wages" related to the exercise of Options when computing its taxable income if certain reporting requirements are met.

     Upon sale of the purchased shares of Common Stock for which the optionee was not subject to Section 16(b) of the Exchange Act or for which a valid
Section 83(b) election was made, or after the lapse of the Section 16(b) restriction, the optionee will recognize capital gain or loss to the extent of the difference between the sale price of the purchased shares and the optionee's tax basis in the shares. Capital gain or loss will be long-term if the shares are held more than one year.

     If an optionee uses other shares of the Company's Common Stock to pay all or part of the Option exercise price, the optionee will not recognize gain or loss on the previously owned shares. Under applicable rulings and regulations, shares acquired upon exercise of a nonqualified option that are equal in value to the fair market value of the shares surrendered in payment are treated as if they had been exchanged for the surrendered shares, taking as their basis and holding period the basis and holding period that the surrendered shares had in the optionee's hands. Other tax consequences are as described above, determined as if the optionee had exercised the option with cash equal to the fair market value of the surrendered shares.

     The approval is being sought to comply with listing requirements imposed by the Nasdaq Stock Market Inc. Approval of the Plan requires the affirmative vote of a majority of the total votes cast on the proposal at the meeting, in person or by proxy.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR THE APPROVAL THE COMPANY'S 1998 STOCK OPTION PLAN


OTHER MATTERS

ANNUAL REPORT TO SHAREHOLDERS

     The Company's Annual Report to Shareholders for the year ended December 31, 1997, containing the audited consolidated balance sheets as of December 31, 1997 and December 31, 1996 and the related consolidated statements of income, stockholders' equity and cash flows for each of the past three fiscal years, is being mailed with this Proxy Statement to shareholders entitled to notice of the Annual Meeting.

     The Board knows of no other matters that will be presented at the Annual Meeting. If, however, any matter is properly presented at the Annual Meeting, the proxy solicited hereby will be voted in accordance with the judgment of the proxyholders.


                              By Order of the Board of Directors

                              Albert Choi
                              Secretary

October 20, 1998

                                CHINA PACIFIC, INC.
                                 STOCK OPTION PLAN

SECTION 1.  PURPOSE; DEFINITIONS.

     (a) PURPOSE. The purpose of the Plan is to provide selected eligible key employees and directors of, and consultants to, China Pacific, Inc. (the "Company"), a Nevada corporation, and its subsidiaries and affiliates, an opportunity to participate in the Company's future by offering them an opportunity to acquire stock in the Company so as to retain, attract and motivate them. The Plan provides for the grant of Options to purchase Shares. Options granted hereunder shall be "Nonstatutory Options," and shall not include "incentive stock options" intended to qualify for treatment under Sections 421 and 422 of the Internal Revenue Code of 1986, as amended.

     (b) DEFINITIONS. For purposes of the Plan, the following terms have the following meanings:

          (i) "AFFILIATE" means a parent or subsidiary corporation as defined in the applicable provisions (currently, Sections 424(e) and (f), respectively) of the Code.

          (ii) "BOARD" means the Board of Directors of the Company, as constituted from time to time.

          (iii)  "CHANGE IN CONTROL" has the meaning set forth in Section 6(a).

          (iv) "CHANGE IN CONTROL PRICE" has the meaning set forth in Section 6(c).

          (v) "CODE" means the Internal Revenue Code of 1986, as amended from time to time, and any successor statute.

          (vi) "COMMISSION" means the Securities and Exchange Commission and any successor agency.

          (vii) "COMMITTEE" means the Committee referred to in Section 2, or the Board in its capacity as administrator of the Plan in accordance with
Section 2.

          (viii) "COMPANY" means China Pacific, Inc., a Nevada corporation.

          (ix) "DISABILITY" means permanent and total disability as determined by the Committee for purposes of the Plan, in accordance with the standards set forth in Section 22(e)(3) of the Code.

          (x) "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended from time to time, and any successor statute.

          (xi) "EXPIRATION DATE" means the last day of the term of an Option established under Section 5 of the Plan.

          (xii) "FAIR MARKET VALUE" means as of any given date (a) if the Stock is listed on any established stock exchange or a national market system, the closing sales price for the Stock or the closing bid if no sales were reported, as quoted on such system or exchange, as reported in the WALL STREET JOURNAL; or (b) in the absence of an established market for the Stock, the fair market value of the Stock as determined by the Committee in good faith.

          (xiii) "NONSTATUTORY OPTION" means any Option that is not an incentive stock option.

          (xiv) "OPTION" means a stock option granted pursuant to the Plan. Each Option shall be a Nonstatutory Option not intended to qualify as an incentive stock option within the meaning of Section 422 of the Code.

          (xv) "OPTION AGREEMENT" means the written agreement evidencing the grant of an Option to an Optionee and containing the terms, conditions and restrictions pertaining to such Option.

          (xvi) "OPTIONEE" means the selected eligible key employees and directors of, and consultants to, the Company who holds an Option.

          (xvii) "PLAN" means this China Pacific, Inc. Stock Option Plan, as amended from time to time.

          (xviii)   "RULE 16b-3" means Rule 16b-3 under Section 16(b) of the
Exchange Act, as amended from time to time, and any successor rule.

          (xix) "SHARES" means the shares of common stock of the Company subject to an Option granted under the Plan.

          (xx) "STOCK" means the common stock of the Company, and any successor security.

          (xxi) "SUBSIDIARY" has the meaning set forth in Section 424(f) of the Code.

          (xxii) "TAX DATE" means the date defined in Section 7(f).

          (xxiii)   "TERMINATION" means, for purposes of the Plan, with respect to an Optionee, that the Optionee has ceased to be, for any reason, employed by, consulting to, or a director of, the Company, a subsidiary or an affiliate; PROVIDED, that for purposes of this definition, if so determined by the President of the Company, in his sole discretion, Termination shall not include a change in status from an employee of, to a consultant to or director of, the Company or any subsidiary or affiliate, or vice versa.

SECTION 2.  ADMINISTRATION.

     (a) COMMITTEE. The Plan shall be administered by the Board or, upon delegation by the Board, by a committee of the Board (consisting solely of two or more non-employee directors as such term is defined in Rule 16b-3(b)(3)(i) of the Exchange Act and Treas. Reg. 1.162-27(c)(3)(i) under the Code), appointed by the Board that will satisfy Rule 16b-3 and Section 162(m) of the Code, as in effect with respect to the Company from time to time. In connection with the administration of the Plan, the Committee shall have the powers possessed by the Board. The Committee may act only by a majority of its members, except that the Committee may from time to time select another committee or one or more other persons to be responsible for any matters so long as such selection comports with the requirements of Rule 16b-3 and Section 162(m) of the Code. The Board at any time may abolish the Committee and revest in the Board the administration of the Plan.

     (b) AUTHORITY. The Committee shall grant Options to eligible key employees and directors of, and consultants to, the Company. In particular and without limitation, the Committee, subject to the terms of the Plan, shall:

          (i) select the directors, key employees and consultants to whom Options may be granted;

          (ii) determine whether and to what extent Options are to be granted under the Plan;

          (iii) determine the number of shares to be covered by each Option granted under the Plan; and

          (iv) determine the terms and conditions of any Option granted under the Plan.

     (c) COMMITTEE DETERMINATIONS BINDING. The Committee may adopt, alter and repeal administrative rules, guidelines and practices governing the Plan as it from time to time shall deem advisable, may interpret the terms and provisions of the Plan, any Option and any Option Agreement and may otherwise supervise the administration of the Plan. Any determination made by the Committee pursuant to the provisions of the Plan with respect to any Option shall be made in its sole discretion at the time of the grant of the Option or, unless in contravention of any express term of the Plan or Option, at any later time. All decisions made by the Committee under the Plan shall be binding on all persons, including the Company and Plan participants.

SECTION 3.  STOCK SUBJECT TO PLAN.

     (a) NUMBER OF SHARES. The total number of shares of Stock reserved and available for issuance pursuant to Options under the Plan shall be 180,000 shares. Such shares may consist, in whole or in part, of authorized and unissued shares or treasury shares or shares reacquired in private transactions or open market purchases, but all shares issued under the Plan, regardless of source shall be counted against the 180,000 share limitation. If any Option terminates or expires without being exercised in full, the shares issuable under such Option shall again be available for issuance in connection with other Options. If shares of common stock of the Company issued pursuant to an Option are repurchased by the Company, such common stock shall not again be available for issuance in connection with Options. To the extent the number of shares of common stock of the Company issued pursuant to an Option is reduced to satisfy withholding tax obligations, the number of shares withheld to satisfy the withholding tax obligations shall not be available for later grant under the Plan. Any Option under the Plan shall be governed by the terms of the Plan and any applicable Option Agreement.

     (b) ADJUSTMENTS. In the event of any merger, reorganization, consolidation, recapitalization, stock dividend, stock split or other change in corporate structure affecting the Stock, such substitution or adjustments shall be made in the aggregate number of shares of Stock reserved for issuance under the Plan, in the number and exercise price of shares subject to outstanding Options, as may be determined to be appropriate by the Committee, in its sole discretion; PROVIDED, however, that the number of shares subject to any Option shall always be a whole number.

SECTION 4.  ELIGIBILITY.

     Options may be granted to directors and key employees of, and consultants to, the Company, its subsidiaries and affiliates.

SECTION 5.  STOCK OPTIONS.

     (a) TYPES. Any Option granted under the Plan shall be in such form as the Committee may from time to time approve. The Committee shall have the authority to grant to any eligible individual, Nonstatutory Stock Options.

     (b) TERMS AND CONDITIONS. Options granted under the Plan shall be subject to the following terms and conditions:

          (i) OPTION TERM. The term of each Option shall be fixed by the Committee, but no Option shall be exercisable more than ten (10) years after the date the Option is granted.

          (ii) GRANT DATE. The Company may grant Options under the Plan at any time and from time to time before the Plan terminates. The Committee shall specify the date of grant or, if it fails to, the date of grant shall be the date of action taken by the Committee to grant the Option. However, if an Option is approved in anticipation of employment, the date of grant shall be the date the intended Optionee is first treated as an employee for payroll purposes.

          (iii) EXERCISE PRICE. The exercise price per share of Stock purchasable under an Option shall be equal to at least 85% of the Fair Market Value on the date of grant.

          (iv) EXERCISABILITY. Subject to the other provisions of the Plan, an Option shall be exercisable in its entirety at grant. The Committee, in its absolute discretion, at any time may waive any limitations respecting the time at which an Option first becomes exercisable in whole or in part.

          (v) METHOD OF EXERCISE; PAYMENT. To the extent the right to purchase shares has accrued, Options may be exercised, in whole or in part, from time to time, by written notice from the Optionee to the Company stating the number of shares being purchased, accompanied by payment of the exercise price for the shares.

SECTION 6.  CHANGE IN CONTROL.

     (a) DEFINITION OF "CHANGE IN CONTROL". For purposes of Section 6(b), a "Change in Control" means the occurrence of any one of the following:

          (i) Any "person", as such term is used in Sections 13(d) and 14(d) of the Exchange Act (other than the Company, a subsidiary, an affiliate, or a Company employee benefit plan, including any trustee of such plan acting as trustee) is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 20% or more of the combined voting power of the Company's then outstanding securities;

          (ii) the solicitation of proxies (within the meaning of Rule 14a-1(l)(1) under the Exchange Act and any successor rule) with respect to the election of any director of the Company where such solicitation is for any candidate who is not a candidate proposed by a majority of the Board in office prior to the time of such election; or

          (iii) the dissolution or liquidation (partial or total) of the Company or a sale of assets involving 30% or more of the assets of the Company, any merger or reorganization of the Company whether or not another entity is the survivor, a transaction pursuant to which the holders, as a group, of all of the shares of the Company outstanding prior to the transaction hold, as a group, less than 70% of the shares of the Company outstanding after the transaction, or any other event which the Board determines, in its discretion, would materially alter the structure of the Company or its ownership.

     (b)  IMPACT OF EVENT.  In the event of a "Change in Control" as defined in
Section 6(a), but only if and to the extent so specifically determined by the Board in its discretion, which determination may be amended or reversed only by the affirmative vote of a majority of the persons who were directors at the time such determination was made, acceleration and valuation provisions no more favorable to participants than the following may apply:

          (i) Any Options outstanding as of the date such Change in Control is determined to have occurred and not then exercisable and vested shall become fully exercisable and vested.

          (ii) The value (net of any exercise price) of all outstanding Options, unless otherwise determined by the Committee at or after grant and subject to Rule 16b-3, shall be cashed out on the basis of the "Change in Control Price", as defined in Section 6(c), as of the date such Change in Control is determined to have occurred or such other date as the Board may determine prior to the Change in Control.

     (c) CHANGE IN CONTROL PRICE. For purposes of this Section 6, "Change in Control Price" means the highest price per share paid in any transaction reported on the National Market System of the National Association of Securities Dealers, Inc. Automated Quotation System or paid or offered in any bona fide transaction related to a potential or actual Change in Control of the Company at any time during the preceding 60-day period as determined by the Board.

SECTION 7.  GENERAL PROVISIONS.

     (a)  OPTION GRANTS.    Subject to the terms and restrictions set forth
elsewhere in the Plan, the Committee shall determine the number of Shares offered to each Optionee and in addition to those set forth in the Plan, any other terms and conditions of the Option. The Committee may condition the grant of any Option upon the attainment of specified performance goals or such other factors or criteria, including vesting based on continued employment or consulting, as the Committee shall determine. Performance objectives may vary from eligible party to eligible party and among groups of eligible parties and shall be based upon such Company, subsidiary, group or division factors or criteria as the Committee may deem appropriate, including, but not limited to, earnings per share or return on equity. The Committee may also substitute new Options for previously granted Options, including previously granted Options having higher exercise prices.

     (b) OPTION AGREEMENT. As soon as practicable after the date of the granting of an Option, the Company and the Optionee shall enter into a written Option Agreement identifying the date of grant, and specifying the terms and conditions of the Option. Options are not exercisable until after execution of the Option agreement by the Company and the Optionee, but a delay in execution of the agreement shall not affect the validity of the Option grant.

     (c) CERTIFICATES. All certificates for shares of Stock or other securities delivered under the Plan shall be subject to such stock transfer orders, legends and other restrictions as the Committee may deem advisable under the rules, regulations and other requirements of the Commission, any market in which the Stock is then traded and any applicable federal, state or foreign securities law.

     (d) TERMINATION. Unless otherwise provided in the applicable Option Agreement or by the Committee, in the event of Termination for any reason other than death, retirement or Disability, Options held at the date of Termination (and only to the extent then exercisable or payable, as the case may be) may be exercised in whole or in part at any time within three (3) months after the date of Termination, or such lesser period specified in the Option Agreement (but in no event after the expiration date of the Option), but not thereafter. If Termination is due to retirement or to death or Disability, Options held at the date of Termination (and only to the extent then exercisable or payable, as the case may be) may be exercised in whole or in part by the Optionee in the case of retirement or Disability, by the Optionee's guardian or legal representative or by the person to whom the Option is transferred by will or the laws of descent and distribution, at any time within two (2) years from the date of Termination or any lesser period specified in the Option Agreement (but in no event after the expiration of the Option).

     (e) DELIVERY OF PURCHASE PRICE. If and only to the extent authorized by the Committee, participants may make all or any portion of any payment due to the Company

          (i)    upon exercise of an Option, or

          (ii) with respect to federal, state, local or foreign tax payable in connection exercise of an Option, by delivery of (x) cash, (y) check, or
(z) any property other than cash (including a promissory note of the participant or shares of Stock or securities) so long as, if applicable, such property constitutes valid consideration for the Stock under, and otherwise complies with, applicable law. No promissory note under the Plan shall have a term (including extensions) of more than five years or shall be of a principal amount exceeding 90% of the purchase price paid by the borrower. Exercise of an Option may be made pursuant to a "cashless exercise/sale" procedure pursuant to which funds to pay for exercise of the Option are delivered to the Company by a broker upon receipt of stock certificates from the Company, or pursuant to which Optionees obtain margin loans from brokers to fund the exercise of the Option.

     (f) TAX WITHHOLDING. The Optionee shall pay to the Company in cash, promptly upon exercise of an Option or, if later, the date that the amount of such obligations becomes determinable (in either case, the "Tax Date"), all applicable federal, state, local and foreign withholding taxes that the Committee, in its discretion, determines to result upon exercise of an Option or from a transfer or other disposition of shares of common stock of the Company acquired upon exercise of an Option or otherwise related to an Option or shares of common stock of the Company acquired in connection with an Option.

          A person who has exercised an Option may make an election (i) to deliver to the Company a promissory note of the Optionee on the terms set forth in Section 7(e); (ii) to tender to the Company previously-owned shares of common stock of the Company; or (iii) to have shares of common stock of the Company to be obtained upon exercise of the Option withheld by the Company on behalf of the Optionee, to pay the amount of tax that the Committee, in its discretion, determines to be required to be withheld by the Company.

          Any shares tendered to or withheld by the Company will be valued at Fair Market Value on such date. The value of the shares of common stock of the Company tendered or withheld may not exceed the required federal, state, local and foreign withholding tax obligations as computed by the Company.

     (g) NO TRANSFERABILITY. No Option shall be assignable or otherwise transferable by the Optionee other than by will or by the laws of descent and distribution. During the life of a Optionee, an Option shall be exercisable, and any elections with respect to an Option may be made, only by the Optionee or Optionee's guardian or legal representative.

     (h) NON-COMPETITION. The Committee may condition its discretionary waiver of a forfeiture, the acceleration of vesting at the time of Termination of an Optionee holding any unexercised Option, the waiver of restrictions on any Option, or the extension of the expiration period to a period not longer than that provided by the Plan upon such Optionee's agreement (and compliance with such agreement) to (i) not engage in any business or activity competitive with any business or activity conducted by the Company; and (ii) be available for consultations at the request of the Company's management, all on such terms and conditions (including conditions in addition to (i) and (ii)) as the Committee may determine.

     (i) REGULATORY COMPLIANCE. Each Option under the Plan shall be subject to the condition that, if at any time the Committee shall determine that (i) the listing, registration or qualification of the shares of Stock upon any securities exchange or for trading in any securities market or under any state or federal law; (ii) the consent or approval of any government or regulatory body; or (iii) an agreement by the Optionee with respect thereto, is necessary or desirable, then such Option shall not be consummated in whole or in part unless such listing, registration, qualification, consent, approval or agreement shall have been effected or obtained free of any conditions not acceptable to the Committee.

     (j) RIGHTS AS SHAREHOLDER. Unless the Plan or the Committee expressly specifies otherwise, an Optionee shall have no rights as a shareholder with respect to any shares covered by an Option until the stock certificates representing the shares are actually delivered to the Optionee. No adjustment shall be made for dividends or other rights for which the record date is prior to the date the certificates are delivered.

     (k) BENEFICIARY DESIGNATION. The Committee, in its discretion, may establish procedures for an Optionee to designate a beneficiary to whom any amounts payable in the event of the Optionee's death are to be paid.

     (l) ADDITIONAL PLANS. Nothing contained in the Plan shall prevent the Company, a subsidiary or an affiliate from adopting other or additional compensation arrangements for its directors, key employees and consultants.

     (m) NO EMPLOYMENT RIGHTS. The adoption of the Plan shall not confer upon any employee any right to continued employment nor shall it interfere in any way with the right of the Company, a subsidiary or an affiliate to terminate the employment of any employee at any time.

     (n) RULE 16b-3. Notwithstanding any provision of the Plan, the Plan shall always be administered, and Options shall always be granted and exercised, in such a manner as to conform to the provisions of Rule 16b-3. With respect to persons subject to Section 16 of the Exchange Act, transactions under the Plan are intended to comply with the applicable conditions of Rule 16b-3 under the Exchange Act. To the extent any provision of the Plan or action by the Committee fails to so comply, it shall be adjusted to comply with Rule 16b-3, to the extent permitted by law and deemed advisable by the Committee. It shall be the responsibility of persons subject to Section 16 of the Exchange Act, not of the Company or the Committee, to comply with the requirements of Section 16 of the Exchange Act; and neither the Company nor the Committee shall be liable if the Plan or any transaction under the Plan fails to comply with the applicable conditions of Rule 16b-3, or if any such person incurs any liability under
Section 16 of the Exchange Act.

     (o) GOVERNING LAW. The Plan and all Options shall be governed by and construed in accordance with the laws of the State of California.

     (p) USE OF PROCEEDS. All cash proceeds to the Company under the Plan shall constitute general funds of the Company.

     (q) UNFUNDED STATUS OF PLAN. The Plan shall constitute an "unfunded" plan for incentive and deferred compensation. The Committee may authorize the creation of trusts or arrangements to meet the obligations created under the Plan to deliver Stock or make payments; PROVIDED, however, that unless the Committee otherwise determines, the existence of such trusts or other arrangements shall be consistent with the "unfunded" status of the Plan.

     (r) ASSUMPTION BY SUCCESSOR. The obligations of the Company under the Plan and under any outstanding Option may be assumed by any successor corporation, which for purposes of the Plan shall be included within the meaning of "Company".

SECTION 8.  AMENDMENTS AND TERMINATION.

     The Board may amend, alter or discontinue the Plan or any Option, but no amendment, alteration or discontinuance shall be made which would impair the rights of an Optionee under an outstanding Option without the Optionee's consent. No amendment, alteration or discontinuance shall require shareholder approval except (a) an increase in the total number of shares reserved for issuance pursuant to Options under the Plan; (b) to the extent required by other applicable laws, rules or regulations; or (c) to the extent that the Board otherwise concludes that shareholder approval is advisable.

SECTION 9.  EFFECTIVE DATE OF PLAN.

     The Plan shall be effective on the date it is approved by the Company's shareholders.

SECTION 10.  TERM OF PLAN.

     No Option shall be granted on or after [ Date ], but Options granted prior to [Date] may extend beyond that date.

                              CHINA PACIFIC, INC.
              ANNUAL MEETING OF SHAREHOLDERS -- NOVEMBER 11, 1998
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

    The undersigned shareholder of China Pacific, Inc. (the "Company") hereby appoints Thomas Long-Tin Tong as the nominee of the undersigned to amend and to act for and on behalf of the undersigned at the annual meeting of shareholders of the Company to be held on November 11, 1998 at 10:00 a.m. Pacific Daylight Time (for holders of shares as of September 24, 1998), and at any adjournment or adjournments thereof, to the same extent and with the same power as if the undersigned were personally present at said meeting or such adjournment or adjournments thereof and, without limiting the generality of the power hereby conferred, the nominees named above are specifically directed to vote as indicated below.

1. ELECTION OF DIRECTORS                / / FOR all nominees listed below       / / WITHHOLD AUTHORITY to vote
                                                                                  for each nominee listed below
                         Thomas Long-Tin Tong, Chun-Hing Lo, Xin-Chuan Huang, Jian-Sheng Tan
    (INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE WRITE NAMES OF SUCH NOMINEE(S) BELOW).

  --------------------------------------------------------------------------------------------------------------------
2. PROPOSAL BY CHINA PACIFIC, INC. TO RATIFY THE APPOINTMENT OF ARTHUR ANDERSEN & CO. AS THE COMPANY'S INDEPENDENT
   CERTIFYING ACCOUNTANTS.
                                   / / FOR         / / AGAINST         / / ABSTAIN
3. PROPOSAL BY CHINA PACIFIC, INC. TO APPROVE THE COMPANY'S 1998 STOCK OPTION PLAN.
                                   / / FOR         / / AGAINST         / / ABSTAIN

                     (PLEASE SIGN AND DATE ON REVERSE SIDE)

This proxy, when properly executed, will be voted in the manner directed by the undersigned shareholder. WHEN NO CHOICE IS INDICATED, THIS PROXY WILL BE VOTED FOR THE NOMINEES OR PROPOSALS LISTED ABOVE. The undersigned hereby appoint(s) the proxyholders to vote as designated on this proxy, and, in their discretion, to vote upon such other business as may properly come before the meeting or any adjournment thereof.
                                                       Dated: ____________, 1998
                                                       _________________________
                                                             Signature
                                                    ____________________________
                                                     Signature if held jointly

                                                    Please sign and date exactly
                                                    as name(s) appear(s) hereon.
                                                    When shares are held by
                                                    joint tenants, both should
                                                    sign. When signing as an
                                                    attorney, as executor,
                                                    administrator, trustee or
                                                    guardian, please give full
                                                    title as such. If a
                                                    corporation, please sign in
                                                    full corporate name by
                                                    President or other
                                                    authorized officer. If a
                                                    partnership, please sign in
                                                    partnership name by
                                                    authorized person.